UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 2, 2015

COLUMBIA SPORTSWEAR COMPANY

(Exact name of registrant as specified in its charter)

Oregon	000-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14375 Northwest Science Park Drive

Portland, Oregon 97229

(Address of principal executive offices) (Zip code)

(503) 985-4000

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 2, 2015, Columbia Sportswear Company (the “Company”) issued a press release announcing the appointment of Bryan L. Timm, 51, as President of Columbia Sportswear Company, effective February 25, 2015.  Mr. Timm also continues to serve as Chief Operating Officer.  Mr. Timm joined Columbia in June 1997 as Corporate Controller and was named Chief Financial Officer in July 2002. In 2003 Mr. Timm was named Vice President, Chief Financial Officer and Treasurer and in October 2008 he was named Executive Vice President and Chief Operating Officer and continued to serve in the role of Chief Financial Officer until January 2009.  From 1991 to 1997, Mr. Timm held various financial management positions for Oregon Steel Mills, Inc. From 1986 to 1991, Mr. Timm was an accountant with KPMG LLP.

In his new role, Mr. Timm will oversee the company’s wholesale sales function in North America, as well as direct-to-consumer operations in North America and Europe, while retaining his current leadership role over the company’s global sourcing, supply chain and distribution operations. He will also direct the brand leaders at the company’s Mountain Hardwear® brand, headquartered in Richmond, CA, and the recently-acquired prAna® brand, headquartered in Carlsbad, CA.

In connection with Mr. Timm’s promotion to president, Mr. Timm received adjustments to his annual salary and, in anticipation of the expected promotion, additional equity compensation grants under the Company’s Restated Stock Option Plan on February 9, 2015 in recognition of his new role, consisting of stock options to purchase 11,123 shares at an exercise price of $42.11 per share with a ten-year term that vest and become exercisable with respect to 25% of the shares on each of the first four anniversaries of the grant date, 1,258 restricted stock units that vest and become payable with respect to 25% of the shares annually on each of the first four anniversaries of the first day of the first full calendar month following the grant date, and performance-based restricted stock units with an approximate award value of $60,000 that vest and become payable based on achievement of performance goals established for the 2015 through 2017 performance period.

Timothy P. Boyle ceased serving as President of Columbia Sportswear Company effective on Mr. Timm’s appointment, but continues to serve as the Company’s Chief Executive Officer.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press Release, dated March 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY

Dated: March 2, 2015	By:	/s/ THOMAS B. CUSICK
Thomas B. Cusick
Executive Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated March 2, 2015